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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 1996




                             OLYMPIC FINANCIAL LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-20526                   41-1664848
----------------------------    ------------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)


         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 942-9880
                                                     --------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 3
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Item 5.   OTHER EVENTS.

     Olympic Financial Ltd. (the "Company") announced on October 31, 1996, that it had called for redemption on December 2, 1996, all of its outstanding 8% Cumulative Convertible Exchangeable Preferred Stock, subject to the right of the holders of shares of preferred stock to convert such shares into shares of Common Stock prior to the close of business on December 2, 1996. The redemption price for the preferred stock is $26.78 per share plus accrued and unpaid dividends thereon from October 1, 1996, to December 2, 1996. The total redemption price is $27.12 per share.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The following is an Exhibit to this Report:

               99.1 Press Release, dated October 31, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 1996         OLYMPIC FINANCIAL LTD.


                         By:        /s/John A. Witham
                              --------------------------------------------
                              John A. Witham
                              Executive Vice President and
                                Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.    Description              Page
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  99.1                 Press Release, dated October 31, 1996...............  4


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